Cavium Networks Announces Financial Results for Q3 2010

MOUNTAIN VIEW, CA -- (Marketwire - October 27, 2010) - Cavium Networks, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced financial results for the third quarter of 2010 ended September 30, 2010.

Revenue in the third quarter of 2010 was $55.2 million, an 11% sequential increase from the $49.9 million reported for the second quarter of 2010 and an increase of 113% from the $25.9 million reported for the third quarter of last year.

Generally Accepted Accounting Principles (GAAP) Results

Net income for the third quarter of 2010, on a GAAP basis, was $5.0 million, or $0.10 per diluted share, compared to net income of $0.6 million, or $0.01 per diluted share in the second quarter of 2010, and a net loss of $4.2 million, or $0.10 per diluted share in the third quarter of last year. Gross margins were 62.3% in the third quarter of 2010 compared to 60.8% in the second quarter of 2010 and 51.5% in the third quarter of 2009. Total cash and cash equivalents were $83.3 million at September 30, 2010.

Non-GAAP Results

Cavium Networks believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to the company's financial condition and results of operations. These measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures. Non-GAAP financial measures in the third quarter of 2010 exclude expenses totaling $7.6 million related to stock-based compensation and related payroll expense, amortization of acquired intangible assets and acquisition related expenses. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

Net income for the third quarter of 2010, on a non-GAAP basis, was $12.5 million, or $0.25 per diluted share, compared with non-GAAP net income of $10.2 million, or $0.20 per share in the second quarter of 2010. Gross margins, on a non-GAAP basis, were 65.1% in the third quarter of 2010 compared to 64.4% in the second quarter of 2010. Operating margins (non-GAAP income from operations as a percentage of revenue), on a non-GAAP basis, were 23.9% in the third quarter of 2010 compared to 21.1% in the second quarter of 2010.

"Key financial metrics were positive across the board. Our record sales and strong sequential sales growth came from strength across multiple markets and geographies. This was our sixth consecutive quarter of double digit sequential sales growth, with growth coming from both our chip and software and services business. We generated more than $14 million in cash during the quarter. In addition, we increased non-GAAP gross margins by 70 basis points and operating margins by 280 basis points, sequentially. This led to record GAAP and non-GAAP earnings for the company," said Syed Ali, president and CEO of Cavium Networks. "Furthermore, design win traction continues to be strong across of our major product families."

Recent News Highlights:

--  October 25, 2010 - Cavium and MontaVista announced availability of
    Android on ECONA processors and demonstration of next generation broadband gateways at BBWF, Paris

--  October 20, 2010 - MontaVista released its new Carrier Grade Linux 6.0 with Bare Metal Performance features and Embedded Virtualization for
    Multi-Core Architectures

--  October 20, 2010 - Kontron released the first Cavium OCTEON® II
    AdvancedMC module

--  October 19, 2010 - Cavium and Partners Demonstrated 4G Solutions at
    Chicago 4G WORLD

--  October 18, 2010 - Tata Elxsi extended its LTE Software Portfolio for
    Cavium Networks OCTEON II

--  October 05, 2010 - Cavium Introduced and demonstrated new PureVu-3D for
    3D Wireless Display Solutions at CEATEC 2010

--  September 21, 2010 - Cavium Launched 10 GbE Intelligent Adapters for
    Secure Network, Storage and Cloud Computing

--  September 8, 2010 - Metaswitch reported trend-setting adoption of
    OCTEON amongst their customers

--  August 24, 2010 - Citrix Systems uses FIPS 140-2 Certified Adapters in
    Four New NetScaler® Platforms

--  Aug 11, 2010 - MontaVista Software Launched its Next Generation
    Community for Developers of Embedded Linux called Meld 2.0

--  August 04, 2010 - CriticalBlue announced availability of its Multicore
    Software Development Analysis Environment for OCTEON and OCTEON II
    Processors

--  July 29, 2010 - ViaSat Selected Cavium Networks Multi-Core OCTEON Plus
    Processors to Power its Next Generation Satellite Broadband Modems

--  July 27, 2010 - GE announced their new WANic product based on OCTEON II

--  July 27, 2010 - Advantech Selected OCTEON® II for Packetarium™
    with Two New Platforms

--  Jul 22, 2010 - MontaVista Software Launched DevRocket 6.1 Integrated
    IDE for Embedded Linux Development

Conference Call

Cavium Networks, Inc. will broadcast its third quarter 2010 financial results conference call today, October 27th, 2010, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium Networks website at http://www.caviumnetworks.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium Networks

Cavium Networks is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium Networks offers a broad portfolio of integrated, software-compatible processors ranging in performance from 10 Mbps to 40 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium Networks processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium Network's principal offices are in Mountain View, CA with design team locations in California, Massachusetts, India and Taiwan. For more information, please visit: http://www.caviumnetworks.com.

Note on Forward-Looking Statements

This press release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. These forward-looking statements involve risks and uncertainties, as well as assumptions and current expectations. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks, uncertainties and assumptions. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to the rate of new design wins, acceptance by customers of Cavium's new product introductions, whether or not the company can continue to expand gross margins and operating margins, the rate at which existing design wins go into production, pricing pressures; general economic conditions; manufacturing difficulties; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Cavium's business are set forth in the "Risk Factors" section of our Form 10K filed with the Securities and Exchange Commission on March 1, 2010. All forward-looking statements in this press release are based on information available to us as of the date hereof and qualified in their entirety by this cautionary statement, and we assume no obligation to revise or update these forward-looking statements.

                         CAVIUM  NETWORKS, INC.
      Unaudited GAAP Condensed Consolidated Statements of Operations
                (In thousands, except per share amounts)

                                                    Three Months Ended
                                                --------------------------
                                               September 30,    June 30,
                                                    2010          2010
                                                ------------  ------------

Net revenue                                     $     55,207  $     49,853
Cost of revenue                                       20,811        19,519
                                                ------------  ------------
Gross profit                                          34,396        30,334
                                                ------------  ------------
Operating expenses:
    Research and development                          15,807        14,894
    Sales, general and administrative                 12,981        13,536
                                                ------------  ------------
      Total operating expenses                        28,788        28,430
                                                ------------  ------------
Income from operations                                 5,608         1,904
                                                ------------  ------------
Other (expense) income, net:
    Interest expense                                     (93)         (105)
    Interest income and other, net                        94        (1,097)
                                                ------------  ------------
Total other (expense) income, net                          1        (1,202)
                                                ------------  ------------
    Income before income taxes                         5,609           702
    Provision for income taxes                           643            55
                                                ------------  ------------
Net income                                      $      4,966  $        647
                                                ============  ============
Net income  per common share, basic             $       0.11  $       0.01
Shares used in computing basic net income per
 common share                                         44,888        44,475
Net income  per common share, diluted           $       0.10  $       0.01

Shares used in computing diluted net income per
 common share                                         48,182        48,124

                           CAVIUM NETWORKS, INC.
       Unaudited GAAP Condensed Consolidated Statements of Operations
                 (In thousands, except per share amounts)

Reconciliation of GAAP research and development
 expenses to non-GAAP:
  GAAP research and development expenses        $     15,807  $     14,894
    Stock-based compensation and related
     payroll taxes                                    (2,862)       (2,541)
    Acquisition-related compensation expenses              -          (340)
    Acquisition-related expenses                           -          (284)
                                                ------------  ------------
  Non-GAAP research and development expenses    $     12,945  $     11,729
                                                ============  ============
Reconciliation of GAAP sales, general and
 administrative expenses to non-GAAP
  GAAP sales, general and administrative
   expenses                                     $     12,981  $     13,536
    Stock-based compensation and related
     payroll taxes                                    (2,766)       (2,618)
    Acquisition-related expenses                        (248)         (283)
    Amortization of acquired intangibles                (127)         (128)
    Acquisition-related compensation
     expenses                                              -          (628)
                                                ------------  ------------
  Non-GAAP sales, general and administrative
   expenses                                     $      9,840  $      9,879
                                                ------------  ------------

                        CAVIUM NETWORKS, INC.
           Unaudited Reconciliation of Non-GAAP Adjustments
         (In thousands, except per share data and percentages)

                                                    Three Months Ended
                                                --------------------------
Reconciliation of GAAP gross profit & margin   September 30,    June 30,
 to non-GAAP:                                      2010           2010
                                                ------------  ------------
Net revenue                                     $     55,207  $     49,853
GAAP gross profit                                     34,396        30,334
GAAP gross margin                                       62.3%         60.8%
    Acquisition-related compensation
     expenses:
      Cost of revenue                                      -           393
    Amortization of acquired intangibles:
      Cost of revenue                                  1,090         1,096
    Stock-based compensation and related
     payroll taxes:
      Cost of revenue                                    469           280
                                                ------------  ------------
Non-GAAP gross profit                           $     35,955  $     32,103
                                                ============  ============
Non-GAAP gross margin                                   65.1%         64.4%
                                                ============  ============
                                                     Three Months Ended
                                                --------------------------
Reconciliation of GAAP income from operations   September 30,   June 30,
 to non-GAAP:                                       2010          2010
                                                ------------  ------------
GAAP income from operations                     $      5,608  $      1,904
    Amortization of acquired intangibles               1,217         1,224
    Stock-based compensation and related
     payroll taxes                                     6,097         5,439
    Acquisition-related expenses                         248           567
    Acquisition-related compensation expenses              -         1,361
                                                ------------  ------------
Non-GAAP income  from operations                $     13,170  $     10,495
                                                ============  ============
Non-GAAP income from operations as a percentage
 of revenue                                             23.9%         21.1%
                                                ============  ============
                                                     Three Months Ended
                                                --------------------------
                                                September 30,   June 30,
Reconciliation of GAAP net income  to non-GAAP:     2010          2010
                                                ------------  ------------
GAAP net income                                 $      4,966  $        647
Non-GAAP adjustments:
    Stock-based compensation and related
     payroll taxes:
      Cost of revenue                                    469           280
      Research and development                         2,862         2,541
      Sales, general and administrative                2,766         2,618
    Amortization of acquired intangibles:
      Cost of revenue                                  1,090         1,096
      Sales, general and administrative                  127           128
    Acquisition-related expenses                         248           567
    Acquisition-related compensation expenses              0         1,361
    Provision for note receivable                          0         1,000
                                                ------------  ------------
    Total of non-GAAP adjustments                      7,562         9,591
                                                ------------  ------------
Non-GAAP net income                             $     12,528  $     10,238
                                                ============  ============

GAAP net income per share (diluted)             $       0.10  $       0.01
                                                ============  ============
  Non-GAAP adjustments detailed above                   0.15          0.19
Non-GAAP net income per share (diluted)         $       0.25  $       0.20
                                                ============  ============

GAAP weighted average shares (diluted)                48,182        48,124
  Non-GAAP share adjustment                            2,061         1,985
                                                ------------  ------------
Non-GAAP weighted average shares (diluted)            50,243        50,109

                          CAVIUM NETWORKS, INC.
           Unaudited GAAP Condensed Consolidated Balance Sheets
                              (In thousands)

                                                           As of
                                                --------------------------
                                                September 30,   June 30,
                                                     2010         2010
                                                ------------  ------------
Assets
Current assets:
  Cash and cash equivalents                     $     83,255  $     68,999
  Accounts receivable, net                            31,725        31,462
  Inventories                                         22,697        21,142
  Prepaid expenses and other current assets            3,440         2,360
                                                ------------  ------------
      Total current assets                           141,117       123,963
Property and equipment, net                           14,021        15,003
Intangible assets, net                                28,658        22,511
Goodwill                                              55,789        55,789
Other non-current assets                               1,488         1,567
                                                ------------  ------------
      Total assets                              $    241,073  $    218,833
                                                ============  ============

Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable                              $     13,274  $      9,851
  Accrued expenses and other current
   liabilities                                         6,855         7,753
  Deferred revenue                                    19,820        19,497
  Capital lease and technology license
   obligations, current                               10,966         3,528
                                                ------------  ------------
      Total current liabilities                       50,915        40,629
Capital lease and technology license
 obligations, net of current                           3,721         4,475
Other non-current liabilities                          1,949         2,104
                                                ------------  ------------
      Total liabilities                               56,585        47,208
                                                ------------  ------------

Stockholders' equity
  Common stock                                            45            45
  Additional paid-in capital                         260,557       252,660
  Accumulated deficit                                (76,114)      (81,080)
                                                ------------  ------------
      Total stockholders' equity                     184,488       171,625
                                                ------------  ------------
      Total liabilities and stockholders'
       equity                                   $    241,073  $    218,833
                                                ============  ============

Cavium Networks Contact:

Art Chadwick
Vice President of Finance and Administration
and Chief Financial Officer
Tel: (650) 623-7063
Email: art.chadwick@caviumnetworks.com

Angel Atondo
Marketing Communications Manager
Tel: (650) 623-7033
Email: angel.atondo@caviumnetworks.com